UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2007

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California	90745-6209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 513-7280

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 2, 2007, restricted stock units were awarded to the following executive officers of Ducommun Incorporated (the “Company”) in the following amounts:

Name	Position	Number of Restricted Stock Units
Anthony J. Reardon	President, Ducommun AeroStructures, Inc.	35,000
John J. Walsh	President, Ducommun Technologies, Inc.	35,000

The restricted stock units generally vest on May 2, 2012 provided the executive officer has remained in the employ of the Company and/or its subsidiaries throughout the period from the date of award until May 2, 2012. The restricted stock units also vest in the event of a change in control of the Company (as defined in the restricted stock unit agreements), or the death or permanent disability (as defined in the restricted stock unit agreements) of the executive officer.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Restricted Stock Unit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: May 8, 2007	By:	/s/ James S. Heiser
James S. Heiser
Vice President and General Counsel

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